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                                                                    Exhibit 10.6


                               SUN COMPANY, INC.

                            PENSION RESTORATION PLAN

                              Amendment No. 1997-1



1.   Sections 1.06A, 1.08A, 1.08B and 3.01A are deleted effective September 1,
     1997.